UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2025

Logan Ridge Finance Corporation
(Exact name of Registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor
New York	,	New York	10022
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number, including area code): (212) 891-2880
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LRFC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 17, 2025, Logan Ridge Finance Corporation (the “Company”) entered into a Side Letter Agreement (the “Side Letter Agreement”) with Mount Logan Management LLC, a Delaware limited liability company and the investment adviser to the Company (the “Company Adviser”). Pursuant to the terms of the Side Letter Agreement, and contingent upon the closing of the previously announced merger of the Company with and into Portman Ridge Finance Corporation, a Delaware corporation (the “Merger”), the Company Adviser will finance a pre-closing cash payment of $0.47 per share to Company shareholders of record as of May 6, 2025.
This summary is not a complete description of all of the terms and conditions of the Side Letter Agreement and is qualified in its entirety by reference to the full text of the Side Letter Agreement, which is filed as Exhibit 10.1, which is incorporated by reference into this Item 1.01.
Item 7.01. Regulation FD Disclosure.
On June 17, 2025, the Company issued a press release announcing the signing of the Side Letter Agreement. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
10.1	Side Letter Agreement, by and between Logan Ridge Finance Corporation and Mount Logan Management LLC, dated as of June 17, 2025.

99.1	Press Release of Logan Ridge Finance Corporation, dated June 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGAN RIDGE FINANCE CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer
Date: June 17, 2025